SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2009

Goldspan Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 South Rainbow Blvd., Suite 110, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818)340-4600

10300 W. Charleston Blvd. 13-56, Las Vegas, Nevada 89135 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant

On November 10, 2009, Alan Shinderman, our former President, Chief Executive Officer, Chief Financial Officer and sole director, agreed to sell his shares of common stock in the company to four individuals who have been appointed as our new officers and directors.  In connection with the sale of his interest in the company, Mr. Shinderman appointed the purchasers of his stock to the board of directors and/or to executive officer positions and then resigned from all positions with the company.  Mr. Shinderman transferred his shares in the company for total consideration of $7,500.  The source of the consideration paid to Mr. Shinderman was the personal funds of the purchasers. The sale of these shares was exempt from registration under Section 4(2) of the Securities Act. Accounting for the 6.3552 for 1 forward split described in Item 8.01, below, the shares transferred by Mr. Shinderman are now held as follows by the new officers and directors appointed in connection with the transfer:

Name and address of new beneficial owner	Amount of Beneficial Ownership (Approx.)	Percent of Class of Common Stock1
John Baird, Chairman, CEO and Director 430 E. 86th Street NY, NY 10022	1,000,000	2.5%
David Hedderly-Smith, Vice President and Director 7533 Pinebrook Rd. Park City, UT 84098	2,000,000	5%
Equity Holdings and Investments, Ltd. 23537 Windom St West Hills, CA 91304 Beneficial Owner: Leon M. Caldwell, President, CFO and Director	1,000,000	2.5%
Barbara Erdmann, Secretary 23537 Windom St West Hills, CA 91304	500,000	1.25%
Totals	4,500,000	11.25%

1 Based on approximately 40,000,000 total common shares issued and outstanding after giving effect to the 6.3552 for 1 forward split described in Item 8.01, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

The information required by Item 5.01(a)(8) of Form 8-K is set forth below:

Business of Company and Plan of Operations

We were incorporated on March 2, 2007, under the laws of the state of Nevada.

We have been in the business of mineral exploration and we formerly owned a mineral claim located in British Columbia.  We eventually determined that our original plan of operations was not viable and, on August 26, 2008, we transferred our original mineral claim to Jeff Wiegel, a former officer and director, in exchange for cancellation of his common shares.  Since that time, we have been evaluating alternative business opportunities with which we can go forward as an operating business.

Following the change of control discussed above, we have determined to re-focus our efforts in the area of precious metals mining.  Specifically, we are now focusing on the evaluation and potential acquisition of small near term production gold mines in the United States.

We have not acquired any new mineral properties thus far, but we are actively looking and evaluating various opportunities.  There can be no assurance, however, that we will be able to successfully acquire one or more productive mineral properties and continue to operate as a going concern.  See, “RISK FACTORS.”

Following the change in control, our offices are located at 6260 South Rainbow Blvd., Suite 110, Las Vegas, Nevada 89118.

Employees

We currently have no employees. We conduct our current business through agreements with consultants and other independent third party vendors.

Research and Development Expenditures

We have not incurred any research or development expenditures since our incorporation.

Subsidiaries

We have neither formed, nor purchased any subsidiaries since our incorporation.

Patents and Trademarks

We do not hold any patents or trademarks.

Government Regulation and Supervision

Due to the fact that we have not yet acquired any mineral properties, we are not currently subject to direct federal, state or local regulation other than regulations applicable to businesses generally.  Management is unaware of any existing or probable governmental regulations which would materially affect our business.

RISK FACTORS

The following are certain identifiable risk factors for our planned business operations.

If we do not obtain additional financing, our business plan will be delayed and our business may not survive.

We have had limited working capital and will require significant additional cash to undertake the development of our business plan. Our business plan will call for ongoing expenses in connection with seeking and developing mineral opportunities.  Accordingly, we may desire to seek additional financing to fund our operations in the future. Such additional funds may be raised through the issuance of equity, debt, convertible debt or similar securities that may have rights or preferences senior to those of the common shares. There can be no assurance that such financing, when and if necessary, will be available to us on acceptable terms, or at all. Moreover, if adequate funds are not available to satisfy our short-term or long-term capital requirements, we would be required to limit our operations.

Because we have not established active commenced business operations, we face a high risk of business failure.

We have not yet acquired any mineral claims and have not begun the exploration or development process on any mineral property.   As a result, we have no way to evaluate the likelihood that we will be able to operate the business successfully.  We have not earned any revenues to date, and thus face a high risk of business failure.

If we are unable to generate significant revenues from our operations, the business will fail.

If we are unable to generate significant revenues from the development of any mineral properties we may acquire, we will not be able to achieve profitability or continue operations.

If we are unable to hire and retain key personnel, we may not be able to implement our business plan.

Due to the unique nature of our business, having certain key personnel is essential to the exploration and development of our mineral claims and thus to the entire business itself. Consequently, the loss of any of those individuals may have a substantial effect on our future success or failure. We may have to recruit qualified personnel with competitive compensation packages, equity participation, and other benefits that may affect the working capital available for our operations. Other than our Vice President, Mr. Hedderly-Smith, our management does not have any formal training in the mineral exploration and development field and may have to seek to obtain outside independent professionals to assist them in assessing the merits and risks of any exploration programs as well as assisting in the development of mineral claims. No assurance can be given that we will be able to obtain such needed assistance on terms acceptable to us. Our failure to attract additional qualified employees or to retain the services of key personnel could have a material adverse effect on our operating results and financial condition.

Because we are an exploration stage company, there is no assurance that commercially exploitable reserves of minerals exist on any property interests that we may acquire or that we will be able to profitably recover any reserves which do exist.

We are an exploration stage company and there is no assurance that commercially exploitable reserves of minerals exist on any mineral claims any additional property interests that we may acquire. In the event that commercially exploitable reserves of minerals exist on any property interests that we may acquire, we cannot guarantee that we will make a profit. If we cannot acquire or locate mineral deposits, or if it is not economical to recover such deposits, our business and operations will be materially and adversely affected

Because future exploration activities are subject to political, economic and other uncertainties, situations may arise that could have a significantly adverse material impact on us.

Our future property interests and proposed development activities will be subject to political, economic and other uncertainties, including the risk of renegotiation or nullification of existing contracts, mining licenses and permits or other agreements, and changes in laws or taxation policies. Future government actions concerning the economy, taxation, or the operation and regulation of nationally important facilities such as mines could have a significant effect on us. No assurances can be given that our plans and operations will not be adversely affected by future developments.

Because of the unique difficulties and uncertainties inherent in mineral exploration business, we face a high risk of business failure.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of mineral properties that we hope to undertake. Weather conditions can increase delays resulting in additional costs and expenses. The search for valuable minerals also involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards for which we cannot insure or for which we may elect not to insure. At the present time, we have no coverage to insure against these hazards. The payment of such liabilities may have a material adverse effect on our financial position. In addition, there is no assurance that the expenditures to be made by us in the exploration of the mineral claims will result in the discovery of commercially exploitable mineral deposits. We may be forced to revise our exploration program at an increased cost if we encounter unusual or unexpected formations. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts.

Our due diligence activities with respect to future property interests cannot assure that these properties will ultimately prove to be commercially viable.

Our due diligence activities may be limited and will rely to some extent upon information provided to us by third parties. Accordingly, no assurances can be given that the properties or mining rights we may acquire in the future will contain adequate amounts of minerals for commercialization. Further, even if we recover minerals from such mining properties, we cannot guarantee that we will make a profit. If we cannot acquire or locate commercially exploitable mineral deposits, or if it is not economical to recover such deposits, our business and operations will be materially adversely affected.

In the event that we are unable to successfully compete within the mineral exploration business, we may not be able to achieve profitable operations.

The mineral exploration business is highly competitive. This industry has a multitude of competitors and many competitors dominate this industry. Many of our future competitors have greater financial resources than us. As a result, we may experience difficulty competing with other businesses when conducting mineral exploration activities or in the retention of qualified personnel. No assurances can be given that we will be able to compete effectively.

Due to numerous factors beyond our control which could affect the marketability of minerals including the market price for such minerals, we may have difficulty selling any minerals if commercially viable deposits are found to exist.

The availability of markets and the volatility of market prices are beyond our control and represent a significant risk. Even if commercially viable deposits of minerals are found to exist on our future property interests, a ready market may not exist for the sale of the reserves. Numerous factors beyond our control may affect the marketability of any substances discovered. These factors include market fluctuations, the proximity and capacity of markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. These factors could inhibit our ability to sell recovered minerals in the event that commercial viable deposits are found to exist.

Because of the speculative nature of exploration for minerals, there is substantial risk that our business will fail.

The search for minerals as a business is extremely risky. We cannot provide any assurances that the mining interests that we may acquire will contain commercially exploitable reserves of minerals. Exploration for minerals is a speculative venture necessarily involving substantial risk. The expenditures made and to be made by us in connection with exploration of future properties, will be substantial and may not result in the discovery of commercially exploitable reserves of minerals.

Because executive management is free to devote time to other ventures, shareholders may not agree with their allocation of time.

Our executive officers and directors will devote only that portion of their time, which, in their judgment and experience, is reasonably required for the management and operation of our business. Executive management may have conflicts of interest in allocating management time, services and functions among us and any present and future ventures which are or may be organized by our officers or directors and/or their affiliates.

Because our auditor has raised substantial doubt about our ability to continue as a going concern, our business has a high risk of failure.

The audit report of Maddox Ungar Silberstein, PLLC issued a going concern opinion and raised substantial doubt as to our continuance as a going concern. When an auditor issues a going concern opinion, the auditor has substantial doubt that the company will continue to operate indefinitely and not go out of business and liquidate its assets. This is a significant risk to investors who purchase shares of our common stock because there is an increased risk that we may not be able to generate and/or raise enough resources to remain operational for an indefinite period of time.

The success of our intended business operations will depend upon our ability to achieve profitable operations from the commercial exploitation of interests in mineral claims. We may need to seek financing through debt and/or equity financing arrangements to secure funding for our future operations. There can be no assurance that such financing will be available to us on acceptable terms or at all. It is not possible at this time for us to predict with assurance the outcome of these matters. If we are not able to successfully attain sustainable profitable operations, then our business will fail.

If we do discover commercially exploitable reserves of minerals on property interests that we may acquire, property disputes may prevent us from recovering those reserves in a timely and profitable manner, or at all.

Disputes over land ownership are common, especially in the context of resource developments. Identifying all the affected landowners or related stakeholders, and structuring compensation arrangements that are both fair and acceptable to all of them, is often extremely difficult. We believe that the satisfactory resolution of any local landowner or related stakeholder concerns is essential to the eventual development and operation of modern mines. The failure to adequately address any such landowner or related stakeholder issues will disrupt our plans. Although we anticipate that we will spend considerable time, effort and expense in an attempt to resolve any landowner or related stakeholder issues associated with our planned operations, no assurance can be given that disruptions arising out of landowner or related stakeholder dissatisfaction will not occur. In addition, we cannot give any assurance that title to any of our future property interests will not be challenged or impugned and cannot be certain that we will have or acquire valid title to these mining properties.

Because our future operations may be subject to various governmental regulations and environmental risks, we may incur substantial costs to remain in compliance.

Our future operations may be subject to national, state, and local laws and regulations regarding environmental matters, the abstraction of water, and the discharge of mining wastes and materials. Any changes in these laws could affect our operations and economics. Environmental laws and regulations change frequently, and the implementation of new, or the modification of existing, laws or regulations could harm us. We cannot predict how national, state, or local agencies or courts will interpret existing laws and regulations or the effect of these adoptions and interpretations may have on our business or financial condition. We may be required to make significant expenditures to comply with governmental laws and regulations.

Any significant mining operations will have some environmental impact, including land and habitat impact, arising from the use of land for mining and related activities, and certain impact on water resources near the project sites, resulting from water use, rock disposal and drainage run-off. No assurances can be given that such environmental issues will not have a material adverse effect on our operations in the future. Exploration activities may give rise to significant liabilities on our part to the government and third parties and may require us to incur substantial costs of remediation.

Expected Changes In Number of Employees, Plant, and Equipment

Until we are able to purchase a mineral property and begin active business operations, we do not intend to purchase any significant equipment or hire additional employees.

Results of Operations for the years ended July 31, 2009 and 2008

We have not earned any revenues since the inception of our business and we earned no revenues during the fiscal year ended July 31, 2009.  We incurred operating expenses and net losses in the amount of $76,502 for the year ended July 31, 2009.  We incurred operating expenses and net losses in the amount of $8,730 for the fiscal year ended July 31, 2008.  We have incurred total net losses of $88,817 from inception on March 2, 2007 through July 31, 2009.

Our losses are attributable to operating expenses together with a lack of any revenues.

Liquidity and Capital Resources

As of July 31, 2009, we had current assets in the amount of $16,495, consisting entirely of cash. Our current liabilities as of July 31, 2009, were $64,249. Thus, we had a working capital deficit of $47,754 as of July 31, 2009.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue future or expanded operations. We have incurred cumulative net losses of $88,817 since our inception and require capital for our contemplated operational and marketing activities to take place. Our ability to raise additional capital through the future issuances of the common stock is unknown. The obtainment of additional financing, the successful development of our contemplated plan of operations, and our transition, ultimately, to the attainment of profitable operations are necessary for us to continue operations.  For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern.

Off Balance Sheet Arrangements

We have had no off balance sheet transactions.

Description of Property

We do not currently own any real property. We maintain our corporate office at 6260 South Rainbow Blvd., Suite 110, Las Vegas, Nevada 89118.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of November 10, 2009 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on approximately 40,000,000 Shares of Common Stock issued and outstanding after giving effect to the 6.3552 for 1 forward split described in Item 8.01, below.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	John Baird, Chairman, CEO and Director 430 E. 86th Street NY, NY 10022	1,000,000	2.5%
Common	David Hedderly-Smith, Vice President and Director 7533 Pinebrook Rd. Park City, UT 84098	2,000,000	5%
Common	Leon M.Caldwell, President, CFO, and Director1 23537 Windom St West Hills, CA 91304	1,000,000	2.5%
Common	Barbara Erdmann, Secretary 23537 Windom St West Hills, CA 91304	500,000	1.25%
	All Officers and Directors as a Group	4,500,000	11.25%

	Other 5% owners
	L.S., LLC 308 Capitol Ave. Cheyenne, WY 82007	2,415,397	6.04%
	Audrey Newberry 2538 E. 9th St Cheyenne, WY 82001	2,601,000	6.50%
	Carey Family Living Trust Christine M Cruz, Trustee 1705 N. Farragut Portland, OR 97217	3,450,000	8.63%
	Nancy Pavis 44 Harned Drive Centerport, NY 11721	3,200,000	8.00%
	Julian Beneforti 44 Harned Drive Centerport NY 11721	2,000,000	5.00%
	Michael Arnone 14 Alston Court Red Bank, NJ 07701	3,500,000	8.75%
	Stephen Brown 601 West End Ave. Penthouse New York, NY 10024	3,500,000	8.75%
	John Arnone2 30 Penbrook Ct. Shrewbury, NJ 07702	3,732,203	9.033%

1 Mr. Caldwell's shares are held in the name of Equity Holdings and Investments, Ltd.
2 1,831,203 shares beneficially owned by John Arnone are held in the name of Maestro Holdings, Ltd.

 Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Directors and Executive Officers

The following table sets forth information regarding the members of our current board of directors and our current executive officers and other significant employees. All of our directors hold office until the next annual meeting of stockholders and their successors are duly elected and qualify. Executive officers serve at the request of the board of directors.

Name	Age	Office(s) Held
John Baird	65	Chairman and Director
Leon M. Caldwell	61	President, CEO, and Director
David Hedderly-Smith	61	Vice President and Director
Barbara Erdmann	58	Secretary

Set forth below is a brief description of the background and business experience of each of our current executive officers and directors.

John Baird.  Mr. Baird is our Chairman, CEO and a member of our Board of Directors.  Mr. Baird has experience in private equity, finance, information systems, and marketing and currently serves as executive vice president and chief accounting officer of an internet-based medical informatics company he co-founded.  Previously, Mr. Baird worked for Credit Suisse First Boston in the investment banking division.  Mr. Baird was also the president of First Shanghai Corporation, a merchant bank in the People’s Republic of China

Leon M. Caldwell.  Mr. Caldwell is our President, CFO, and a member of our Board of Directors.  Mr. Caldwell has extensive experience as a financial executive, commencing with Arthur Anderson & Co. from 1970 to 1973.  Mr. Caldwell served as the assistant to the treasurer at Daylin, Inc. from 1973 to 1976, acted as a financial consultant from 1977 to 1985, served as the chief financial officer of Southern California Consultants from 1985 to 1991, served as Vice President of Consulting Services, Inc. from 1991 to 1999, and acted as Vice President and Chief Financial Officer of Peck/ Jones Construction Corp., a general contractor, from 1999 to 2002.  Mr. Caldwell has been in private consulting since 2002.  Mr. Caldwell received his bachelor’s degree in business administration from the University of California at Long Beach.

David Hedderly-Smith, Ph.D., P.Geo.  Mr. Hedderly-Smith is our Vice President and a member of our Board of Directors. Dr. Hedderly-Smith has nearly forty years of varied experience in the minerals exploration industry.  Since the early 1970s, he has worked as a staff exploration geologist for both major mining companies and junior exploration companies.  He has also worked as a state regulator, serving for three years as the Deputy Director for Minerals in Alaska’s Department of Natural Resources.  Mr. Hedderly-Smith has also worked as a private consultant and property owner. He obtaind his M.S. in geological sciences from the University of Washington in 1975and his Ph. D. in geology / geochemistry from the University of Utah in 1997.

Barbara Erdmann  Ms. Erdmann is our corporate Secretary.  Ms. Erdmann has a Business Administration degree with a specialization in accounting from California Polytechnic State University, San Louis Obispo.  She worked for twenty-eight years as a senior accountant with Oakwood Worldwide, a corporate housing provider with locations throughout the United States and worldwide.  Prior to her time at Oakwood, Ms. Erdmann worked for six years as an accountant for a women’s sportswear manufacturer and for two years with Robinsons May department stores.

Directors

Our bylaws authorize no less than one (1) and no more than thirteen (13) directors.  We currently have three (3) directors.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board.

Family Relationships

Leon M. Caldwell and Barbara Erdmann are married.  There are no other family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Director or Officer Involvement in Certain Legal Proceedings

To  the best of our knowledge, during the past five years, none of the following  occurred  with  respect  to a present or former director or executive officer of  the  Company:  (1)  any bankruptcy petition filed by or against any business  of which such person was a general partner or executive officer either at  the  time  of the bankruptcy or within two years prior to that time; (2) any conviction  in  a  criminal  proceeding  or  being subject to a pending criminal proceeding  (excluding  traffic  violations and other minor offenses); (3) being subject  to  any order, judgment or decree, not subsequently reversed, suspended or  vacated,  of  any  court  of  any  competent  jurisdiction,  permanently  or temporarily enjoining, barring, suspending or otherwise limiting his involvement in  any  type of business, securities or banking activities; and (4) being found by  a  court  of  competent  jurisdiction  (in  a  civil action), the Securities and Exchange Commission or the Commodities  Futures  Trading  Commission  to  have  violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or  vacated.

Meetings of Our Board of Directors

Our board of directors did not hold any meetings during the most recently completed fiscal year end. Various matters were approved by consent resolution, which in each case was signed by each of the members of the Board then serving.

Committees of the Board

We do not currently have a compensation committee, executive committee, or stock plan committee.

Audit Committee

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

Nomination Committee

Our Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. Our size and the size of our Board, at this time, do not require a separate nominating committee.

When evaluating director nominees, our directors consider the following factors:

•	The appropriate size of our Board of Directors;
•	Our needs with respect to the particular talents and experience of our directors;
•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	Experience in political affairs;
•	Experience with accounting rules and practices; and
•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in our best interests as well as our stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

Executive Compensation

Compensation Discussion and Analysis

We presently do not have employment agreements with any of our named executive officers and we have not established a system of executive compensation or any fixed policies regarding compensation of executive officers.  We have not paid any compensation to our current officers and directors and have not reached any arrangements regarding their future compensation at this time.  As our business and operations expand and mature, we expect to develop a formal system of compensation designed to attract, retain and motivate talented executives.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer of the company for its last two completed fiscal years for all services rendered to us.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Baird, Chairman,CEO & Director	2009 2008	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Leon M. Caldwell, President, CFO, and Director	2009 2008	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
David Hedderly-Smith, Vice President and Director	2009 2008	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Barbara Erdmann, Secretary	2009 2008	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Jeff Wiegel, former CEO, CFO, President, Secretary- Treasurer, & Director	2009 2008	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Alan Shinderman, former CEO, CFO, President, Secretary-Treasurer, & Director	2009 2008	$16,464 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a

Narrative Disclosure to the Summary Compensation Table

We have not entered into any employment agreement or consulting agreement with our executive officers.  There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Outstanding Equity Awards At Fiscal Year-end Table

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer of the company outstanding as of the end of its last completed fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested (#)
John Baird, Chairman, CEO & Director	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Leon M. Caldwell, President, CFO, and Director	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
David Hedderly-Smith, Vice President and Director	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Barbara Erdmann, Secretary	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Jeff Wiegel, former officer	0	0	0	0	0	0	0	0	0
Alan Shinderman, former officer	0	0	0	0	0	0	0	0	0

Compensation of Directors Table

The table below summarizes all compensation paid to the directors of the company for its last completed fiscal year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Baird	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Leon M. Caldwell	n/a	n/a	n/a	n/a	n/a	n/a	n/a
David Hedderly-Smith	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Jeff Wiegel, former director	0	0	0	0	0	0	0
Alan Shinderman, former director	$16,464	0	0	0	0	0	0

Narrative Disclosure to the Director Compensation Table

Directors do not currently receive any compensation from the Company or for their service as members of the Board of Directors.  The figures above represent compensation received as officers of the Company.

Certain Relationships and Related Transactions

To our knowledge, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Legal Proceedings

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

Market Price of and Dividends on Common Stock and Related Stockholder Matters

Trading Information

Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. Our shares are quoted on the OTCBB under the symbol “GSPN.”

The following table sets forth the range of high and low bid quotations for our common stock for each of the periods indicated as reported by the OTCBB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending July 31, 2009
Quarter Ended	High $	Low $
July 31, 2009	n/a	n/a
April 30, 2009	n/a	n/a
January 31, 2009	n/a	n/a
November 30, 2008	n/a	n/a

There have been no recorded trades in our common stock.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

As of November 11, 2009, there were 42 holders of our common stock of record.  Accounting for the forward split described in Item 8.01, below, we have approximately 40,000,000 shares of our common stock issued and outstanding.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

1. we would not be able to pay our debts as they become due in the usual course of business, or;

2. our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

We have not adopted any equity compensation plans at this time.

Transfer Agent

The transfer agent for our common stock is Empire Stock Transfer Inc., 2470 St. Rose Pkwy, Suite 304, Henderson, Nevada 89074.

Recent Sales of Unregistered Securities

None.

Description of Securities

Our authorized capital stock consists of 75,000,000 shares of common stock, $0.001 par value per share. Currently, after giving effect to the forward split described in Item 8.01, there are approximately 40,000,000 shares of common stock issued and outstanding.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy.  Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

The holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash).

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock.  We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Nevada Anti-Takeover Laws

Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply.  Our articles of incorporation and bylaws do not state that these provisions do not apply.  The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

1.	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.	a transaction from which the director derived an improper personal profit; and

4.	willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.	such indemnification is expressly required to be made by law;

2.	the proceeding was authorized by our Board of Directors;

3.	such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

4.	such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

Financial Statements

Our audited financial statements for the years ended July 31, 2009 and 2008, previously filed with our Annual Report on Form 10-K filed November 9, 2008, are incorporated herein by reference.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosures

We have had no changes in or disagreements with our accountants on accounting and financial disclosures.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 10, 2009, the board of directors appointed John Baird, Leon M. Caldwell, and David Hedderly-Smith to act as members of our board of directors and accepted the resignation of Alan Shinderman as our sole officer and director.   The board of directors also appointed new executive officers as detailed in Item 5.01, above.  There was no known disagreement with Mr. Shinderman regarding our operations, policies, or practices.

There are no family relationships among any of our current or former directors or executive officers, except that our President and CFO, Leon Caldwell, is married to our Secretary, Barbara Erdmann.

None of our newly-appointed officers or directors has any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.  At this time, we do not have any employment agreements or other compensation arrangements with any of our officers or directors.

The business experience during the past five years of each of our newly-appointed officers and directors is set forth in Item 5.01, above, and is incorporated herein by reference.

SECTION 8 – Other Events

Item 8.01                      Other Events

On November 11, 2009, our board of directors approved a forward split of the company’s common stock on the basis of 6.3552 shares for each share issued and outstanding, payable upon surrender of old certificates.  The total number of authorized shares has not been changed.

In connection with the forward split the Company has the following new CUSIP number: 38153V 304.

Item 9.01                      Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Articles of Incorporation (1)
3.2	Bylaws (1)
99.1	Audited financial statements for the years ended July 31, 2008 and 2009(2)

1	Incorporated by reference to Registration Statement on Form SB-2 filed October 2, 2007.
2	Incorporated by reference to the Annual Report on Form 10-K filed November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldspan Resources, Inc.

/s/Leon Caldwell
Leon M. Caldwell
President
Date: November 16, 2009